# SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 28, 2021, is entered into by and among STERLING CONSTRUCTION COMPANY, INC., a Delaware corporation (the "Borrower"), the Guarantors party hereto, the Lenders party hereto and BMO HARRIS BANK N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise specified herein, capitalized and/or initially capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined) as amended hereby.

A. WHEREAS, Borrower, the Guarantors, certain financial institutions parties thereto (the "Lenders") and the Administrative Agent are parties to that certain Credit Agreement, dated as of October 2, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

B. WHEREAS, the Borrower has requested that Bank of Hope (the "New Lender") become a Lender under the Credit Agreement with commitments in the amount as shown on Exhibit A attached hereto; and

B. WHEREAS, subject to the terms and conditions herein, the parties to the Credit Agreement have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added to Section 1.1 of the Credit Agreement in the proper alphabetical order:

"***"CARES Act"*** means the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act and applicable rules and regulations, as amended from time to time."

"***"SBA PPP Loans"*** means loans incurred by certain Subsidiaries of the Borrower under 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 11.02 of the CARES Act)."

"***"SBA PPP Loan Date"*** means the date on which the applicable Subsidiary of the Borrower receives the proceeds of the applicable SBA PPP Loan."

"***"Small Business Act"*** means the Small Business Act (15 U.S. Code Chapter 14A – Aide to Small Business)."

(b) The definitions of "Applicable Margin", "ECF Percentage" and "Net Income", appearing in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

"***"Applicable Margin"*** means, with respect to Loans, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.12, until the first Pricing Date, the rates

per annum shown opposite Level III below, and thereafter from one Pricing Date to the next the Applicable Margin means the rates per annum determined in accordance with the following schedule:

| Level | Total Leverage Ratio | Applicable Margin for Base Rate Loans under Revolving Credit and Term Credit and Reimbursement Obligations shall be: | Applicable Margin for Eurodollar Loans under Revolving Credit and Term Credit and Letter of Credit fee shall be: | Applicable Margin for Commitment Fee shall be: |
|---|---|---|---|---|
| IV | Greater than or equal to 3.00 to 1.0 | 2.00% | 3.00% | 0.35% |
| III | Less than 3.00 to 1.0, but greater than or equal to 2.25 to 1.0 | 1.50% | 2.50% | 0.30% |
| II | Less than 2.25 to 1.0, but greater than or equal to 1.50 to 1.0 | 1.00% | 2.00% | 0.25% |
| I | Less than 1.50 to 1.0 | 0.50% | 1.50% | 0.20% |

*provided* that the Applicable Margin for Letter of Credit fees in respect of performance letters of credit shall be 67% of the applicable rates per annum set forth above. For purposes hereof, the term "***Pricing Date***" means, for any fiscal quarter of Borrower ending on or after September 30, 2021, the date on which Administrative Agent is in receipt of Borrower's most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 6.5. The Applicable Margin shall be established based on the Total Leverage Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 6.5, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level IV shall apply). If Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by Administrative Agent in accordance with the foregoing shall be conclusive and binding on Borrower and the Lenders absent manifest error.

If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Administrative Agent determines that (i) the Total Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Total Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall

immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of any Event of Default described in Section 8.1(j) or (k) with respect to Borrower has occurred and is continuing, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under any other provision of the Loan Documents. The Borrower's obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder."

"***"ECF Percentage"*** means, as of any date of determination, (a) if Borrower's Total Leverage Ratio is greater than or equal to 2.50 to 1.00, 50%, (b) if Borrower's Total Leverage Ratio is greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00, 25%, and (c) if Borrower's Total Leverage Ratio is less than 2.00 to 1.00, 0%."

"***"Net Income"*** means, with reference to any period, the net income (or net loss) of Borrower and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP, which shall be set forth in the Borrower's publicly filed financial statements as the "Net Income" or "Net Loss"; provided that there shall be excluded from Net Income (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or has merged into or consolidated with, Borrower or another Subsidiary, (b) the net income (or net loss) of any Affiliated Entity or any other Subsidiary (other than a Project Specific JV) that is not a Loan Party to the extent that such Person has discontinued the payment of dividends or other distributions, or decreased the amount of such dividends or other distributions in a manner not consistent with historical practices by such Person (or shall fail to pay such dividends or other distributions on at least an annual basis), or failed to pay such dividends or other distributions to the extent required under such Person's Organizational Documents, except to the extent of the amount of dividends or other distributions actually paid to Borrower or any other Loan Party by such Person during such period and (c) the forgiveness of any portion of any SBA PPP Loan; provided further that the amount of any such net income (or loss) attributable to any such Person that is not wholly owned (directly or indirectly) by the Borrower shall be limited to the percentage of the total Equity Interests of such Person owned (directly or indirectly) by the Borrower."

(c) Section 2.8(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(a) ***Scheduled Payments of Term Loans.*** Borrower shall make principal payments on the Term Loans in installments on the last day of each March, June, September, and December in each year, commencing with the calendar quarter ending June 30, 2021, with the amount of each such principal installment to equal the amount set forth in Column B below shown opposite of the relevant due date as set forth in Column A below:

| Column A | Column B |
|---|---|
| Payment Date | Scheduled Principal Payment on Term Loans |
| 06/30/2021 | $4,056,250 |
| 09/30/2021 | $4,056,250 |
| 12/31/2021 | $4,056,250 |
| 03/31/2022 | $4,056,250 |
| 06/30/2022 | $4,056,250 |

| Column A | Column B |
| --- | --- |
| Payment Date | Scheduled Principal Payment on Term Loans |
| 09/30/2022 | $4,056,250 |
| 12/31/2022 | $4,056,250 |
| 03/31/2023 | $4,056,250 |
| 06/30/2023 | $6,084,375 |
| 09/30/2023 | $6,084,375 |
| 12/31/2023 | $6,084,375 |
| 03/31/2024 | $6,084,375 |
| 06/30/2024 | $6,084,375 |
| 09/30/2024 | $6,084,375 |

, it being agreed that a final payment comprised of all principal and interest then outstanding on the Term Loans shall be due and payable on the Term Loan Maturity Date. Each such principal payment shall be applied to the Lenders holding the Term Loans pro rata based upon their Term Loan Percentages."

2. Treatment of SBA PPP Loans in Loan Covenants. Notwithstanding anything contained in the Credit Agreement, each SBA PPP Loan (other than interest thereon) shall be disregarded for purposes of calculating financial covenants in the Credit Agreement, including the definition of "Total Funded Debt," except that if any portion of any SBA PPP Loan is not forgiven the unforgiven portion (a) will not be disregarded and (b) will be deemed to have been incurred as of the applicable SBA PPP Loan Date.

3. Effectiveness. This Amendment shall become effective upon the receipt by the Administrative Agent from Borrower, each Guarantor and the Required Lenders either (i) an original counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or .pdf transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement (followed promptly by original counterparts to be delivered to the Administrative Agent).

4. Fees and Expenses. Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent, including but not limited to, reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment.

5. Representations. Borrower and each Guarantor hereby represents and warrants that: (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (b) no Default or Event of Default exists both before and after giving effect to this Amendment, (c) this Amendment and the Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower and Guarantors and are enforceable against Borrower and Guarantors in accordance with their terms, (d) all Liens created under the Loan Documents continue to be first priority (subject only to Permitted Encumbrances) perfected Liens, and (e) all representations and warranties of Borrower and Guarantors contained in the Credit Agreement, as amended hereby, and all other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date).

6. Ratification. Except as expressly modified in this Amendment, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. Except as herein specifically agreed, the Credit Agreement and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders or the L/C Issuer under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with the Administrative Agent, the Lenders or the L/C Issuer at variance with the Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. Borrower and the Guarantors acknowledge and expressly agree that the Administrative Agent, each Lender and the L/C Issuer reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents. Each of Borrower and the Guarantors hereby: (i) affirms that it is indebted to the Lenders under the terms and conditions of the Credit Agreement and the other Loan Documents, each of which constitutes the valid and binding obligation of Borrower and the Guarantors, enforceable in accordance with their respective terms, and that no offsets, expenses or counterclaims to its obligations thereunder exist; and (ii) affirmatively waives any right to challenge the liens and security interests granted in favor of the Administrative Agent under the Credit Agreement, the other Loan Documents or hereunder.

7. Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract, tort or otherwise) based upon, arising out of or relating to this Amendment, and the rights and duties of the parties hereto, shall be governed by and construed and determined in accordance with the internal laws of the State of New York.

8. **WAIVER OF JURY TRIAL.** EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

9. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, each of which shall constitute an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Each of the parties hereto agrees that a signature transmitted to the other parties hereto or their respective counsel by telecopier or other electronic transmission shall be as effective to bind the party whose signature was transmitted as a duly executed and delivered original.

(b) Severability of Provisions. Any provision of this Amendment which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Amendment and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Amendment and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent

necessary so that they will not render this Amendment or the other Loan Documents invalid or unenforceable.

(c) Incorporation. This Amendment shall form a part of the Credit Agreement, and all references to the Credit Agreement shall mean that document as hereby modified. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

10. Percentages; Joinder.

(a) On the date hereof, the Lenders shall severally purchase, and sell, as applicable, from each other Commitments and Loans under the Credit Agreement so that, after giving effect to such purchase and to any Loans made on the date hereof, the Commitments and the principal indebtedness owing under the Credit Agreement and participations in the Letters of Credit and Swing Loans are held by the Lenders in accordance with their respective Percentages set forth on Exhibit A attached hereto. Such purchases and sales shall have been deemed to have been automatically made hereunder without the necessity of the execution and delivery of any assignment documentation, on an as-is, where-is basis.

(b) The New Lender confirms that it has agreed to become a Lender under the Credit Agreement with a Revolving Credit Commitment and Term Loan Commitment in the amount as shown on Exhibit A attached hereto.

(c) The New Lender (i) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with the most recent financial statements delivered thereunder; and (ii) represents that it has, independently and without reliance upon any other Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and all applicable bank or other regulatory laws relating to the transactions contemplated by the Credit Agreement and, based on such documents and information, made its own decision to become a party to the Credit Agreement and to extend credit to the Borrower thereunder.

(d) The New Lender represents that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Amendment and to become a Lender under the Credit Agreement; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution and delivery of this Amendment and the performance of its obligations as a Lender under the Credit Agreement; and (iii) it is an Eligible Assignee.

*[Signatures Immediately Follow]*

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to Credit Agreement as of the date first written above.

**BORROWER:**

STERLING CONSTRUCTION COMPANY, INC.

By: ______________________________
Name: Ronald A. Ballschmiede
Title: Chief Financial Officer

**GUARANTORS:**

TEALSTONE RESIDENTIAL CONCRETE, INC.

By ______________________________
Name: Ronald A. Ballschmiede
Title: Vice President - Finance

TEALSTONE COMMERCIAL, INC.

By ______________________________
Name: Ronald A. Ballschmiede
Title: Vice President - Finance

TEXAS STERLING CONSTRUCTION CO.

By ______________________________
Name: Ronald A. Ballschmiede
Title: Vice President - Finance

RALPH L. WADSWORTH CONSTRUCTION COMPANY, LLC

By ______________________________
Name: Ronald A. Ballschmiede
Title: Vice President - Finance

J. BANICKI CONSTRUCTION, INC.

By ______________________________
Name: Ronald A. Ballschmiede
Title: Chief Financial Officer, Treasurer and Assistant Secretary

TEXAS STERLING - BANICKI, JV LLC

By ______________________________
Name: Mark D. Wolf
Title: Secretary

ROAD AND HIGHWAY BUILDERS OF CALIFORNIA, INC.

By ______________________________
Name: Ronald A. Ballschmiede
Title: Senior Vice President and Chief Financial Officer

RALPH L. WADSWORTH CONSTRUCTION CO. LP

By: Ralph L. Wadsworth Construction Company, LLC, its general partner

By ______________________________
Name: Ronald A. Ballschmiede
Title: Chief Financial Officer

PLATEAU EXCAVATION, INC.

By ______________________________
Name: Ronald A. Ballschmiede
Title: Executive Vice President

LK GREGORY CONSTRUCTION, INC.

By ______________________________
Name: Ronald A. Ballschmiede
Title: Executive Vice President

DEWITT EXCAVATION, LLC

By ______________________________
Name: Ronald A. Ballschmiede
Title: Executive Vice President

BMO HARRIS BANK N.A., as Administrative Agent,
Joint Lead Arranger, Joint Book Runner, L/C Issuer
and a Lender

By: ________________________________
Name: **John Armstrong**
Title: **Managing Director**

BANK OF AMERICA, N.A., as Joint Lead Arranger, Joint Book Runner and Syndication Agent and as a Lender

By: [signature]
Name: Jameson Burke
Title: Senior Vice President

REGIONS BANK, as Co-Documentation Agent and as a Lender

By: /s/ Claudia Biedenharn

Name: Claudia Biedenharn

Title: Director

UMB BANK N.A., as Co-Documentation Agent and as a Lender

By: ______________________________
Name: Aaron Randolph
Title: VP

KEYBANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By: Marianne Meil
Name: Marianne Meil
Title: Senior Vice President

SYNOVUS BANK, as a Lender

By: Robert Haley
Name: ROBERT HALEY
Title: Corporate Banking Officer

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By: ______________________
Name: Annie Schorr
Title: VP

By: ______________________
Name: Melissa J. Brown
Title: Sr. Transaction Coordinator

BANCORPSOUTH BANK, as a Lender

By: /s/ Jacob McGee
Name: Jacob McGee
Title: Director

*Signature Page to Second Amendment to Credit Agreement*

**BANCALLIANCE INC.**,
By: Alliance Partners LLC, its attorney-in-fact

By: ____________________________________
Name: John Gray
Title: Executive Vice President

BANK OF HOPE, as a Lender

By: [signature]
Name: Daniel S. Cooper
Title: SVP. Portfolio Manager

*Signature Page to Second Amendment to Credit Agreement*

EXHIBIT A

**Commitments**

| Lender | Revolving Credit Commitment | Term Loan Commitment |
|---|---|---|
| BMO Harris Bank N.A. | $17,834,793.49 | $77,165,206.51 |
| Bank of America, N.A. | $14,549,436.80 | $62,950,563.20 |
| KeyBank National Association | $7,509,386.73 | $32,490,613.27 |
| UMB Bank N.A. | $7,509,386.73 | $32,490,613.27 |
| Regions Bank | $7,509,386.73 | $32,490,613.27 |
| BancAlliance Inc. | $4,881,101.38 | $21,118,898.62 |
| BancorpSouth Bank | $4,693,366.71 | $20,306,633.29 |
| Siemens Financial Services, Inc. | $4,317,897.37 | $18,682,102.63 |
| Synovus Bank | $3,942,428.04 | $17,057,571.96 |
| Bank of Hope | $2,252,816.02 | $9,747,183.98 |
| **Total** | **$75,000,000.00** | **$324,500,000.00** |